UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 5, 2024
KIMCO REALTY CORPORATION
KIMCO REALTY OP, LLC
 (Exact Name of registrant as specified in its charter)

Maryland (Kimco Realty Corporation)	1-10899	13-2744380
Delaware (Kimco Realty OP, LLC)	333-269102-01	92-1489725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Kimco Realty Corporation

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 7.250% Class N Cumulative Convertible, Preferred Stock, $1.00 par value per share.	KIMprN	New York Stock Exchange

Kimco Realty OP, LLC

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

Kimco Realty Corporation Yes ☐ No ☒	Kimco Realty OP, LLC Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kimco Realty Corporation ☐	Kimco Realty OP, LLC ☐

Item 8.01.   Other Events.

On December 5, 2024, Kimco Realty Corporation (the “Company”) issued a press release announcing that that it has waived the condition for the receipt of the Requisite Preferred Shareholder Consents (as defined below) relating to its previously announced tender offer to purchase for cash any and all of its outstanding depositary shares (each, a “Security”) representing 1/1,000 of a share of the Company’s 7.25% Class N Cumulative Convertible Perpetual Preferred Stock, par value $1.00 per share, at a price per Security of $62.00, plus any accrued and unpaid dividends (the “Offer”) and concurrent consent solicitation (the “Consent Solicitation”). Previously, acceptance for payment of any Securities in the Offer was conditioned upon the valid tender (without proper withdrawal) of a minimum of at least two-thirds of the outstanding Securities (which represent two-thirds of the outstanding shares of Class N Preferred Stock) (the “Requisite Preferred Shareholder Consents”). The Offer and Consent Solicitation have been extended and will now expire on December 12, 2024, 5:00 p.m., New York City time (unless further extended or earlier terminated) (the “Expiration Date”). You may withdraw any Securities you have tendered at any time before the Expiration Date. As set forth in the Offer to Purchase, the Company will delay the acceptance for purchase of any and all your validly tendered and not properly withdrawn Securities until the Expiration Date.

All other terms and conditions of the Offer and Consent Solicitation remain unchanged, except the waiver of the condition for the receipt of the Requisite Preferred Shareholder Consents and the extension of the Expiration Date.

A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated December 5, 2024 issued by Kimco Realty Corporation
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 5, 2024
KIMCO REALTY CORPORATION

By:	/s/ Glenn G. Cohen
	Name:	Glenn G. Cohen
	Title:	Chief Financial Officer

KIMCO REALTY OP, LLC

By: KIMCO REALTY CORPORATION, Managing Member

By:	/s/ Glenn G. Cohen
	Name:	Glenn G. Cohen
	Title:	Chief Financial Officer